Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
Note 17. Derivative Instruments and Hedging Activities
To reduce cash flow volatility from foreign currency fluctuations, we enter into forward and swap contracts to hedge portions of cash flows of certain foreign currency transactions. We do not use derivative financial instruments for trading or speculative purposes.

Cross-Currency Swaps

In December 2017, we entered into three cross-currency swap agreements to convert a portion of our intercompany fixed-rate, U.S. Dollar denominated notes, including the semi-annual interest payments and the payment of remaining principal at maturity, to a fixed-rate, Euro denominated debt. The economic effect of the swap agreement was to eliminate the uncertainty of the cash flows in U.S. Dollars associated with the notes by exchanging a notional amount of $200 million at a fixed rate of 5.75% for €169 million with a fixed annual rate of 3.43%. These hedges were designated as cash flow hedges and the critical terms of the cross-currency swap agreements correspond to the underlying hedged item. These swaps were scheduled to mature in July 2022, which was the best estimate of the repayment date of the intercompany loans.
In August 2019, we terminated the three cross-currency interest rate swaps entered into in 2017, resulting in cash proceeds of $15 million. Concurrently, we entered into three new cross-currency interest rate swaps which notionally exchanged $200 million at a fixed rate of 5.75% for €181 million on which a weighted average rate of 3.73% is payable. The cross-currency swaps have been designated as cash flow hedges of a fixed rate U.S. Dollar intercompany loan and the economic effect is to eliminate uncertainty on the U.S. Dollar cash flows. The cross-currency swaps are set to mature in July 2024, which is the best estimate of the repayment date on the intercompany loan.

We formally assessed the hedging relationship at the inception of the hedge in order to determine whether the derivatives that are used in the hedging transactions are highly effective in offsetting cash flows of the hedged item and we will continue to assess the relationship on an ongoing basis. We use the hypothetical derivative method in conjunction with regression analysis to measure effectiveness of our cross-currency swap agreement.

The changes in the fair value of the swaps are deferred in other comprehensive loss and subsequently recognized in other income in the audited consolidated statements of operations when the hedged item impacts earnings. Cash flows related to our cross-currency swap that relate to our periodic interest settlement will be classified as operating activities and the cash flows that relate to principal balances will be designated as financing activities. The fair value of these hedges were liabilities of $1 million and $14 million at December 31, 2021 and 2020, respectively, and they were recorded as other long-term liabilities on our consolidated balance sheets. We estimate the fair values of our cross-currency swaps by taking into consideration valuations obtained from a third-party valuation service that utilizes an income-based industry standard valuation model for which all significant inputs are observable either directly or indirectly. These inputs include foreign currency exchange rates, credit default swap rates and cross-currency basis swap spreads. The cross-currency swap has been classified as Level 2 because the fair value is based upon observable market-based inputs or unobservable inputs that are corroborated by market data.

During 2021, 2020, and 2019, the changes in accumulated other comprehensive loss associated with these cash flow hedging activities was a loss of $1 million, a loss of $11 million, and a gain of $6 million, respectively. As of December 31, 2021, accumulated other comprehensive loss of nil is expected to be reclassified to earnings during the next twelve months. The actual amount that will be reclassified to earnings over the next twelve months may vary from this amount due to changing market conditions.

We would be exposed to credit losses in the event of nonperformance by a counterparty to our derivative financial instruments. We continually monitor our position and the credit rating of our counterparties, and we do not anticipate nonperformance by the counterparties.

Forward Currency Contracts Not Designated as Hedges

We transact business in various foreign currencies and we enter into currency forward contracts to offset the risk associated with the risks of foreign currency exposure. At December 31, 2021 and 2020 we had $68 million and $77 million, respectively, notional amount (in U.S. dollar equivalents) outstanding in foreign currency contracts with a term of approximately one month. The contracts are valued using observable market rates (Level 2).